Supplement to the
Fidelity® Advisor
Government
Investment Fund
Class A, Class T, Class B, and Class C
December 30, 2005
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Government Investment Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Government Investment Fund and Fidelity Government Income Fund, a fund of Fidelity Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Government Investment Fund in exchange for corresponding shares of Fidelity Government Income Fund equal in value to the relative net asset value of the outstanding shares of Class A, Class T, Class B, and Class C, respectively of Fidelity Advisor Government Investment Fund. After the exchange, Fidelity Advisor Government Investment Fund will distribute the Fidelity Government Income Fund shares to its shareholders pro rata to the corresponding class, in liquidation of Fidelity Advisor Government Investment Fund (these transactions are referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Fidelity Advisor Government Investment Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Government Investment Fund will be held on September 20, 2006, and approval of the Agreement will be voted on at that time. Shareholders of record on July 24, 2006 will be entitled to vote at the Meeting. In connection with the Meeting, Fidelity Advisor Government Investment Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Government Income Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about October 26, 2006. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity Advisor Government Investment Fund shareholders fail to approve the Agreement, Fidelity Advisor Government Investment Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Advisor Government Investment Fund.

AGOV-06-01 May 2, 2006
1.756224.115

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-877-208-0098.

Effective on or about February 27, 2006, Class A purchases of $5 or less will not pay a sales charge.

Effective on or about February 24, 2006, certain pricing changes for Class A and Class T will take effect.

The following information will replace similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)A	4.75%B	3.50%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D,E	0.75%F	0.25%G	5.00%H	1.00%I
Sales charge (load) on reinvested distributions	None	None	None	None

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

D The actual contingent deferred sales charge may be higher due to rounding.

E A contingent deferred sales charge may be charged when you sell your shares or if your sales are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

F Class A purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 0.75% to 0%.

G Class T purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 5.00% to 0%.

I On Class C shares redeemed less than one year after purchase.

The following information will replace similar information found in the "Fund Distribution" section beginning on page 29.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	4.75%	4.99%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $3,999,999	None	None	0.75%
$4,000,000 to $24,999,999	None	None	0.50%
$25,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investments in Class A shares of $1 million or more may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales ChargeA
Less than 1 year	0.75%
1 year to less than 2 years	0.50%
2 years or more	0.00%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

The Class A or Class T CDSC will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs other than Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian;

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, SARSEPs, and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans);

4. Purchased by the Fidelity Investments Charitable Gift Fund; or

5. On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined. (To determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase.)

You may be required to submit a waiver form with these transactions.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or the Fidelity Investments Charitable Gift Fund, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund.

To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

Supplement to the
Fidelity® Advisor
Government
Investment Fund
Institutional Class
December 30, 2005
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Government Investment Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Government Investment Fund and Fidelity Government Income Fund, a fund of Fidelity Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Government Investment Fund in exchange for Institutional Class shares of Fidelity Government Income equal in value to the relative net asset value of the outstanding shares of Institutional Class of Fidelity Advisor Government Investment Fund. After the exchange, Fidelity Advisor Government Investment Fund will distribute the Fidelity Government Income Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Government Investment Fund (these transactions are referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Fidelity Advisor Government Investment Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Government Investment Fund will be held on September 20, 2006, and approval of the Agreement will be voted on at that time. Shareholders of record on July 24, 2006 will be entitled to vote at the Meeting. In connection with the Meeting, Fidelity Advisor Government Investment Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Government Income Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about October 26, 2006. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity Advisor Government Investment Fund shareholders fail to approve the Agreement, Fidelity Advisor Government Investment Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Advisor Government Investment Fund.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-877-208-0098.

AGOVI-06-01 May 2, 2006
1.756223.112